Exhibit 32.1

                                  Certification

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of TOP Group Holdings Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

      The Annual Report on Form 10-KSB/A for the year ended December 31, 2004 (the "Form 10-KSB/A") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 11, 2005                             /s/ Song Ru-hua
                                                --------------------------------
                                                Song-Ru-hua
                                                Principal Executive Officer

      The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as a separate disclosure document.